Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of September 30, 2016

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2015 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	Change	2016	2015	Change
Underwriting results:
Gross premiums written	$1,214,765	$1,158,451	4.9%	$3,898,025	$3,625,382	7.5%
Net premiums written	856,842	846,965	1.2%	2,752,678	2,612,774	5.4%
Net premiums earned	847,967	837,523	1.2%	2,569,447	2,511,770	2.3%
Underwriting income (2)	121,403	93,470	29.9%	346,760	316,516	9.6%

Loss ratio	53.1%	55.5%	(2.4)	54.3%	53.8%	0.5
Acquisition expense ratio	15.9%	17.1%	(1.2)	16.1%	17.1%	(1.0)
Other operating expense ratio	17.5%	17.1%	0.4	17.5%	17.4%	0.1
Combined ratio	86.5%	89.7%	(3.2)	87.9%	88.3%	(0.4)

Net investment income	$66,282	$67,251	(1.4)%	$207,088	$204,710	1.2%
Per diluted share	$0.53	$0.54	(1.9)%	$1.66	$1.62	2.5%

Net income available to Arch common shareholders	$247,388	$74,549	231.8%	$602,272	$462,706	30.2%
Per diluted share	$1.98	$0.60	230.0%	$4.84	$3.66	32.2%

After-tax operating income available to Arch common shareholders (2)	$142,458	$125,798	13.2%	$428,774	$421,600	1.7%
Per diluted share	$1.14	$1.01	12.9%	$3.44	$3.34	3.0%

Comprehensive income available to Arch	$208,792	$23,400	792.3%	$754,981	$360,111	109.7%

Cash flow from operations	$420,873	$359,246	17.2%	$831,086	$606,607	37.0%

Diluted weighted average common shares and common share equivalents outstanding	124,931,653	125,011,773	(0.1)%	124,528,174	126,354,759	(1.4)%

Financial measures:
Change in book value per common share during period	3.0%	0.4%	2.6	11.8%	4.6%	7.2

Annualized return on average common equity	15.3%	5.1%	10.2	12.9%	10.6%	2.3
Annualized operating return on average common equity (2)	8.8%	8.6%	0.2	9.2%	9.7%	(0.5)

Total return on investments (3)
Including effects of foreign exchange	0.88%	(0.31)%	119 bps	4.03%	0.76%	327 bps
Excluding effects of foreign exchange	0.91%	0.04%	87 bps	4.07%	1.73%	234 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Revenues
Net premiums written	$1,014,278	$1,023,563	$1,121,235	$834,984	$971,972	$3,159,076	$2,982,547
Change in unearned premiums	(55,875)	(17,578)	(169,656)	108,536	(35,289)	(243,109)	(192,162)
Net premiums earned	958,403	1,005,985	951,579	943,520	936,683	2,915,967	2,790,385
Net investment income	93,618	88,338	93,735	95,900	86,233	275,691	252,190
Net realized gains (losses)	125,105	68,218	37,324	(143,767)	(89,698)	230,647	(42,075)
Net impairment losses recognized in earnings	(3,867)	(5,343)	(7,639)	(7,336)	(5,868)	(16,849)	(12,780)
Other underwriting income	7,980	25,224	5,047	8,621	7,623	38,251	26,876
Equity in net income (loss) of investment funds accounted for using the equity method	16,662	8,737	6,655	5,517	(2,118)	32,054	19,938
Other income (loss)	(400)	(7)	(25)	(451)	(265)	(432)	52
Total revenues	1,197,501	1,191,152	1,086,676	902,004	932,590	3,475,329	3,034,586

Expenses
Losses and loss adjustment expenses	(524,183)	(584,592)	(522,949)	(506,020)	(531,741)	(1,631,724)	(1,544,883)
Acquisition expenses	(163,861)	(175,281)	(170,465)	(171,409)	(171,566)	(509,607)	(510,067)
Other operating expenses	(155,557)	(159,590)	(152,269)	(161,569)	(146,220)	(467,416)	(445,947)
Corporate expenses	(18,485)	(17,200)	(9,383)	(12,243)	(10,739)	(45,068)	(37,502)
Interest expense	(15,943)	(15,663)	(16,107)	(15,827)	(13,300)	(47,713)	(30,047)
Net foreign exchange gains (losses)	(2,621)	24,662	(23,566)	4,520	14,680	(1,525)	61,598
Total expenses	(880,650)	(927,664)	(894,739)	(862,548)	(858,886)	(2,703,053)	(2,506,848)

Income before income taxes	316,851	263,488	191,937	39,456	73,704	772,276	527,738
Income tax expense	(13,231)	(14,131)	(16,310)	(11,450)	(9,704)	(43,672)	(29,162)
Net income	303,620	249,357	175,627	28,006	64,000	728,604	498,576
Amounts attributable to noncontrolling interests	(50,748)	(38,302)	(20,829)	30,573	16,033	(109,879)	(19,417)
Net income attributable to Arch	252,872	211,055	154,798	58,579	80,033	618,725	479,159
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net income available to Arch common shareholders	$247,388	$205,570	$149,314	$53,094	$74,549	$602,272	$462,706

Comprehensive income available to Arch	$208,792	$273,260	$272,929	$32,268	$23,400	$754,981	$360,111

Net income per common share
Basic	$2.05	$1.70	$1.24	$0.44	$0.62	$4.99	$3.79
Diluted	$1.98	$1.65	$1.20	$0.42	$0.60	$4.84	$3.66

Weighted average common shares and common share equivalents outstanding
Basic	120,938,916	120,599,060	120,428,179	120,700,524	120,567,410	120,656,420	122,151,971
Diluted	124,931,653	124,365,596	124,496,496	125,311,942	125,011,773	124,528,174	126,354,759

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Assets
Investments:
Fixed maturities available for sale, at fair value	$11,026,929	$11,050,464	$10,645,257	$10,459,353	$10,560,635
Short-term investments available for sale, at fair value	1,184,408	853,531	623,844	587,904	708,428
Collateral received under securities lending, at fair value	466,055	338,326	594,929	389,336	286,659
Equity securities available for sale, at fair value	521,587	490,815	506,915	618,405	606,259
Other investments available for sale, at fair value	168,243	182,957	195,079	300,476	281,014
Investments accounted for using the fair value option	3,389,573	3,066,029	3,139,332	2,894,494	2,783,165
Investments accounted for using the equity method	797,542	685,766	628,832	592,973	589,277
Total investments	17,554,337	16,667,888	16,334,188	15,842,941	15,815,437
Cash	578,816	516,591	557,961	553,326	649,779
Accrued investment income	81,907	85,317	81,628	87,206	76,142
Securities pledged under securities lending, at fair value	453,757	330,773	580,766	384,081	285,632
Premiums receivable	1,182,708	1,260,607	1,209,548	983,443	1,074,884
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	2,076,248	2,034,970	1,962,863	1,867,373	1,832,386
Contractholder receivables	1,649,441	1,600,426	1,529,105	1,486,296	1,436,154
Prepaid reinsurance premiums	541,238	540,954	500,412	427,609	442,346
Deferred acquisition costs, net	469,466	462,906	464,288	433,477	448,893
Receivable for securities sold	285,112	142,315	329,262	45,505	705,821
Goodwill and intangible assets	90,941	88,327	92,670	97,531	103,620
Other assets	679,260	680,843	898,678	968,482	899,498
Total assets	$25,643,231	$24,411,917	$24,541,369	$23,177,270	$23,770,592

Liabilities
Reserve for losses and loss adjustment expenses	$9,610,189	$9,471,647	$9,378,987	$9,125,250	$9,084,855
Unearned premiums	2,671,121	2,618,359	2,579,148	2,333,932	2,467,691
Reinsurance balances payable	271,688	295,987	276,426	224,120	235,562
Contractholder payables	1,649,441	1,600,426	1,529,105	1,486,296	1,436,154
Collateral held for insured obligations	277,463	261,228	249,440	248,982	242,928
Deposit accounting liabilities	22,281	22,325	266,140	260,364	270,876
Senior notes	791,437	791,392	791,349	791,306	791,264
Revolving credit agreement borrowings	398,100	397,830	457,431	530,434	339,077
Securities lending payable	466,047	338,318	594,922	393,844	292,838
Payable for securities purchased	474,041	382,834	494,813	64,996	817,371
Other liabilities	618,834	533,694	549,832	568,852	649,910
Total liabilities	17,250,642	16,714,040	17,167,593	16,028,376	16,628,526

Redeemable noncontrolling interests	205,459	205,366	205,274	205,182	205,089

Shareholders’ equity
Non-cumulative preferred shares	775,000	325,000	325,000	325,000	325,000
Common shares	582	581	579	577	576
Additional paid-in capital	516,204	517,942	485,943	467,339	450,948
Retained earnings	7,972,643	7,725,255	7,519,685	7,370,371	7,317,277
Accumulated other comprehensive income (loss), net of deferred income tax	119,752	163,834	101,629	(16,502)	9,809
Common shares held in treasury, at cost	(2,031,859)	(2,028,690)	(2,019,249)	(1,941,904)	(1,940,795)
Total shareholders’ equity available to Arch	7,352,322	6,703,922	6,413,587	6,204,881	6,162,815
Non-redeemable noncontrolling interests	834,808	788,589	754,915	738,831	774,162
Total shareholders’ equity	8,187,130	7,492,511	7,168,502	6,943,712	6,936,977
Total liabilities, noncontrolling interests and shareholders’ equity	$25,643,231	$24,411,917	$24,541,369	$23,177,270	$23,770,592

Common shares outstanding, net of treasury shares	122,675,197	122,572,260	122,093,596	122,627,783	122,438,554
Book value per common share (1)	$53.62	$52.04	$49.87	$47.95	$47.68

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Series E preferred shares issued	450,000	—	—	—	—	450,000	—
Balance at end of period	$775,000	$325,000	$325,000	$325,000	$325,000	$775,000	$325,000

Common Shares
Balance at beginning of period	581	579	577	576	576	577	572
Common shares issued, net	1	2	2	1	—	5	4
Balance at end of period	582	581	579	577	576	582	576

Additional Paid-in Capital
Balance at beginning of period	517,942	485,943	467,339	450,948	437,533	467,339	383,073
Common shares issued, net	141	8,265	—	3,136	62	8,406	7,440
Exercise of stock options	2,595	921	4,222	3,563	2,739	7,738	12,363
Amortization of share-based compensation	10,542	21,504	14,265	9,521	10,531	46,311	46,575
Issue costs on Series E preferred shares	(15,101)	—	—	—	—	(15,101)	—
Other	85	1,309	117	171	83	1,511	1,497
Balance at end of period	516,204	517,942	485,943	467,339	450,948	516,204	450,948

Retained Earnings
Balance at beginning of period	7,725,255	7,519,685	7,370,371	7,317,277	7,242,728	7,370,371	6,854,571
Net income	303,620	249,357	175,627	28,006	64,000	728,604	498,576
Amounts attributable to noncontrolling interests	(50,748)	(38,302)	(20,829)	30,573	16,033	(109,879)	(19,417)
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Balance at end of period	7,972,643	7,725,255	7,519,685	7,370,371	7,317,277	7,972,643	7,317,277

Accumulated Other Comprehensive Income
Balance at beginning of period	163,834	101,629	(16,502)	9,809	66,441	(16,502)	128,856
Unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	231,059	150,745	50,085	65,714	110,360	50,085	161,598
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	(38,711)	80,366	100,758	(14,087)	(41,613)	142,413	(91,390)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	(52)	(98)	(1,542)	(3,033)	(150)	(4,494)
Balance at end of period	192,348	231,059	150,745	50,085	65,714	192,348	65,714
Foreign currency translation adjustments:
Balance at beginning of period	(67,225)	(49,116)	(66,587)	(55,905)	(43,919)	(66,587)	(32,742)
Foreign currency translation adjustments	(5,312)	(18,151)	17,313	(10,851)	(12,083)	(6,150)	(23,260)
Foreign currency translation adjustments attributable to noncontrolling interests	(59)	42	158	169	97	141	97
Balance at end of period	(72,596)	(67,225)	(49,116)	(66,587)	(55,905)	(72,596)	(55,905)
Balance at end of period	119,752	163,834	101,629	(16,502)	9,809	119,752	9,809

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(2,028,690)	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)	(1,941,904)	(1,562,019)
Shares repurchased for treasury	(3,169)	(9,441)	(77,345)	(1,109)	(6,032)	(89,955)	(378,776)
Balance at end of period	(2,031,859)	(2,028,690)	(2,019,249)	(1,941,904)	(1,940,795)	(2,031,859)	(1,940,795)

Total Shareholders’ Equity Available to Arch	7,352,322	6,703,922	6,413,587	6,204,881	6,162,815	7,352,322	6,162,815
Non-redeemable noncontrolling interests	834,808	788,589	754,915	738,831	774,162	834,808	774,162
Total shareholders’ equity	$8,187,130	$7,492,511	$7,168,502	$6,943,712	$6,936,977	$8,187,130	$6,936,977

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Operating Activities
Net income	$303,620	$249,357	$175,627	$28,006	$64,000	$728,604	$498,576
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(135,775)	(83,303)	(43,034)	127,981	82,798	(262,112)	21,980
Net impairment losses included in earnings	3,867	5,343	7,639	7,336	5,868	16,849	12,780
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(3,004)	7,918	3,243	(126)	14,332	8,157	3,983
Share-based compensation	10,542	21,504	14,265	9,521	10,531	46,311	46,575
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	91,078	74,944	111,255	42,081	47,961	277,277	139,577
Unearned premiums, net of prepaid reinsurance premiums	55,875	17,578	169,656	(108,536)	35,289	243,109	192,162
Premiums receivable	79,905	(61,466)	(217,348)	81,958	97,901	(198,909)	(108,741)
Deferred acquisition costs, net	(7,456)	(3,400)	(30,050)	12,714	(2,713)	(40,906)	(41,722)
Reinsurance balances payable	(24,514)	21,783	51,929	(10,127)	(15,415)	49,198	4,242
Other liabilities	83,282	23,617	32,697	38,585	101,479	139,596	6,638
Other items, net	38,495	(55,194)	46,664	(39,066)	(19,651)	29,965	31,529
Net cash provided by operating activities	495,915	218,681	322,543	190,327	422,380	1,037,139	807,579
Investing Activities
Purchases of fixed maturity investments	(10,298,824)	(9,408,194)	(8,133,537)	(7,069,769)	(7,740,713)	(27,840,555)	(22,382,104)
Purchases of equity securities	(165,089)	(84,415)	(128,263)	(29,887)	(196,991)	(377,767)	(485,526)
Purchases of other investments	(358,161)	(345,415)	(305,198)	(429,275)	(540,572)	(1,008,774)	(1,320,250)
Proceeds from sales of fixed maturity investments	9,753,375	9,151,013	7,827,536	6,682,493	7,078,118	26,731,924	21,411,554
Proceeds from sales of equity securities	127,285	121,607	216,012	55,003	236,665	464,904	509,008
Proceeds from sales, redemptions and maturities of other investments	242,795	425,410	211,125	392,515	270,718	879,330	858,368
Proceeds from redemptions and maturities of fixed maturities	169,843	207,086	163,894	118,132	155,413	540,823	630,397
Net settlements of derivative instruments	(21,778)	24,083	21,091	(86,170)	62,108	23,396	81,114
Proceeds from investment in joint venture	—	—	—	—	—	—	40,000
Net (purchases) sales of short-term investments	(299,702)	(238,866)	(65,594)	(12,646)	178,034	(604,162)	181,741
Change in cash collateral related to securities lending	(9,220)	24,403	(43,118)	(35,347)	47,014	(27,935)	28,685
Purchase of business, net of cash acquired	(19,451)	(1,460)	—	—	—	(20,911)	818
Purchases of fixed assets	(3,281)	(4,332)	(3,952)	(4,835)	(4,505)	(11,565)	(10,901)
Change in other assets	(17,232)	6,679	6,737	6,661	(6,885)	(3,816)	(43,654)
Net cash provided by (used for) investing activities	(899,440)	(122,401)	(233,267)	(413,125)	(461,596)	(1,255,108)	(500,750)
Financing Activities
Proceeds from issuance of preferred shares, net	434,899	—	—	—	—	434,899	—
Purchases of common shares under share repurchase program	—	—	(75,256)	—	(3,506)	(75,256)	(365,383)
Proceeds from common shares issued, net	(2,298)	(1,689)	202	4,164	(1,481)	(3,785)	697
Proceeds from borrowings	—	46,000	—	192,285	239,077	46,000	239,077
Repayments of borrowings	—	(105,000)	(74,171)	—	—	(179,171)	—
Change in cash collateral related to securities lending	9,220	(24,403)	43,118	35,347	(47,014)	27,935	(28,685)
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,497)	(4,497)	(13,491)	(13,810)
Other	35,336	(31,338)	29,115	(92,376)	(4,555)	33,113	50,463
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net cash provided by (used for) financing activities	467,176	(126,412)	(86,973)	129,438	172,540	253,791	(134,094)
Effects of exchange rate changes on foreign currency cash	(1,426)	(11,238)	2,332	(3,093)	(8,619)	(10,332)	(8,658)
Increase (decrease) in cash	62,225	(41,370)	4,635	(96,453)	124,705	25,490	164,077
Cash beginning of period	516,591	557,961	553,326	649,779	525,074	553,326	485,702
Cash end of period	$578,816	$516,591	$557,961	$553,326	$649,779	$578,816	$649,779

Income taxes paid, net	$14,123	$24,115	$2,504	$4,813	$9,468	$40,742	$35,460
Interest paid	$3,710	$27,711	$3,813	$27,533	$119	$35,234	$25,195

Net cash provided by operating activities, excluding the ‘other’ segment	$420,873	$152,934	$257,279	$98,521	$359,246	$831,086	$606,607

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company (“Arch MI U.S.”) is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford Re’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford Re’s investment assets, each under a long term services agreement. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$758,934	$324,361	$131,726	$1,214,765	$163,736	$1,278,765
Premiums ceded	(217,446)	(89,551)	(51,182)	(357,923)	(6,300)	(264,487)
Net premiums written	541,488	234,810	80,544	856,842	157,436	1,014,278
Change in unearned premiums	(22,410)	17,117	(3,582)	(8,875)	(47,000)	(55,875)
Net premiums earned	519,078	251,927	76,962	847,967	110,436	958,403
Other underwriting income	—	2,216	4,740	6,956	1,024	7,980
Losses and loss adjustment expenses	(332,845)	(105,924)	(11,107)	(449,876)	(74,307)	(524,183)
Acquisition expenses, net	(77,148)	(50,217)	(7,757)	(135,122)	(28,739)	(163,861)
Other operating expenses	(87,517)	(35,589)	(25,416)	(148,522)	(7,035)	(155,557)
Underwriting income (loss)	$21,568	$62,413	$37,422	121,403	1,379	122,782

Net investment income				66,282	27,336	93,618
Net realized gains (losses)				95,946	29,159	125,105
Net impairment losses recognized in earnings				(3,867)	—	(3,867)
Equity in net income (loss) of investment funds accounted for using the equity method				16,662	—	16,662
Other income (loss)				(400)	—	(400)
Corporate expenses				(18,485)	—	(18,485)
Interest expense				(12,924)	(3,019)	(15,943)
Net foreign exchange gains (losses)				(4,232)	1,611	(2,621)
Income before income taxes				260,385	56,466	316,851
Income tax expense				(13,232)	1	(13,231)
Net income				247,153	56,467	303,620
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	(46,160)	(46,160)
Net income available to Arch				247,153	5,719	252,872
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$241,669	$5,719	$247,388

Underwriting Ratios
Loss ratio	64.1%	42.0%	14.4%	53.1%	67.3%	54.7%
Acquisition expense ratio	14.9%	19.9%	10.1%	15.9%	26.0%	17.1%
Other operating expense ratio	16.9%	14.1%	33.0%	17.5%	6.4%	16.2%
Combined ratio	95.9%	76.0%	57.5%	86.5%	99.7%	88.0%

Net premiums written to gross premiums written	71.3%	72.4%	61.1%	70.5%	96.2%	79.3%

Total investable assets				$16,042,720	$1,837,011	$17,879,731
Total assets				23,125,397	2,517,834	25,643,231
Total liabilities				15,891,181	1,359,461	17,250,642

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$752,438	$329,327	$74,657	$1,158,451	$131,165	$1,189,192
Premiums ceded	(209,443)	(92,182)	(7,832)	(311,486)	(6,158)	(217,220)
Net premiums written	542,995	237,145	66,825	846,965	125,007	971,972
Change in unearned premiums	(20,451)	23,286	(12,277)	(9,442)	(25,847)	(35,289)
Net premiums earned	522,544	260,431	54,548	837,523	99,160	936,683
Other underwriting income	519	2,783	3,565	6,867	756	7,623
Losses and loss adjustment expenses	(339,859)	(115,780)	(9,562)	(465,201)	(66,540)	(531,741)
Acquisition expenses, net	(77,076)	(55,416)	(10,428)	(142,920)	(28,646)	(171,566)
Other operating expenses	(84,620)	(37,131)	(21,048)	(142,799)	(3,421)	(146,220)
Underwriting income (loss)	$21,508	$54,887	$17,075	93,470	1,309	94,779

Net investment income				67,251	18,982	86,233
Net realized gains (losses)				(53,480)	(36,218)	(89,698)
Net impairment losses recognized in earnings				(5,868)	—	(5,868)
Equity in net income (loss) of investment funds accounted for using the equity method				(2,118)	—	(2,118)
Other income (loss)				(265)	—	(265)
Corporate expenses				(10,739)	—	(10,739)
Interest expense				(12,014)	(1,286)	(13,300)
Net foreign exchange gains (losses)				16,056	(1,376)	14,680
Income before income taxes				92,293	(18,589)	73,704
Income tax expense				(9,704)	—	(9,704)
Net income				82,589	(18,589)	64,000
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	20,621	20,621
Net income available to Arch				82,589	(2,556)	80,033
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$77,105	$(2,556)	$74,549

Underwriting Ratios
Loss ratio	65.0%	44.5%	17.5%	55.5%	67.1%	56.8%
Acquisition expense ratio	14.8%	21.3%	19.1%	17.1%	28.9%	18.3%
Other operating expense ratio	16.2%	14.3%	38.6%	17.1%	3.4%	15.6%
Combined ratio	96.0%	80.1%	75.2%	89.7%	99.4%	90.7%

Net premiums written to gross premiums written	72.2%	72.0%	89.5%	73.1%	95.3%	81.7%

Total investable assets				$14,733,732	$1,593,523	$16,327,255
Total assets				21,679,795	2,090,797	23,770,592
Total liabilities				15,627,574	1,000,952	16,628,526

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,319,530	$1,217,804	$361,440	$3,898,025	$421,627	$4,046,667
Premiums ceded	(713,110)	(370,068)	(62,918)	(1,145,347)	(15,229)	(887,591)
Net premiums written	1,606,420	847,736	298,522	2,752,678	406,398	3,159,076
Change in unearned premiums	(46,603)	(43,345)	(93,283)	(183,231)	(59,878)	(243,109)
Net premiums earned	1,559,817	804,391	205,239	2,569,447	346,520	2,915,967
Other underwriting income	—	22,659	12,670	35,329	2,922	38,251
Losses and loss adjustment expenses	(1,011,087)	(363,613)	(20,102)	(1,394,802)	(236,922)	(1,631,724)
Acquisition expenses, net	(228,819)	(160,800)	(24,665)	(414,284)	(95,323)	(509,607)
Other operating expenses	(265,749)	(109,159)	(74,022)	(448,930)	(18,486)	(467,416)
Underwriting income (loss)	$54,162	$193,478	$99,120	346,760	(1,289)	345,471

Net investment income				207,088	68,603	275,691
Net realized gains (losses)				168,735	61,912	230,647
Net impairment losses recognized in earnings				(16,849)	—	(16,849)
Equity in net income (loss) of investment funds accounted for using the equity method				32,054	—	32,054
Other income (loss)				(432)	—	(432)
Corporate expenses				(45,068)	—	(45,068)
Interest expense				(37,983)	(9,730)	(47,713)
Net foreign exchange gains (losses)				(3,812)	2,287	(1,525)
Income before income taxes				650,493	121,783	772,276
Income tax expense				(43,673)	1	(43,672)
Net income				606,820	121,784	728,604
Dividends attributable to redeemable noncontrolling interests				—	(13,761)	(13,761)
Amounts attributable to nonredeemable noncontrolling interests				—	(96,118)	(96,118)
Net income available to Arch				606,820	11,905	618,725
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$590,367	$11,905	$602,272

Underwriting Ratios
Loss ratio	64.8%	45.2%	9.8%	54.3%	68.4%	56.0%
Acquisition expense ratio	14.7%	20.0%	12.0%	16.1%	27.5%	17.5%
Other operating expense ratio	17.0%	13.6%	36.1%	17.5%	5.3%	16.0%
Combined ratio	96.5%	78.8%	57.9%	87.9%	101.2%	89.5%

Net premiums written to gross premiums written	69.3%	69.6%	82.6%	70.6%	96.4%	78.1%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,263,401	$1,156,540	$203,770	$3,625,382	$387,752	$3,730,423
Premiums ceded	(669,336)	(318,197)	(23,404)	(1,012,608)	(17,979)	(747,876)
Net premiums written	1,594,065	838,343	180,366	2,612,774	369,773	2,982,547
Change in unearned premiums	(53,782)	(24,230)	(22,992)	(101,004)	(91,158)	(192,162)
Net premiums earned	1,540,283	814,113	157,374	2,511,770	278,615	2,790,385
Other underwriting income	1,467	6,870	14,969	23,306	3,570	26,876
Losses and loss adjustment expenses	(978,681)	(339,495)	(33,010)	(1,351,186)	(193,697)	(1,544,883)
Acquisition expenses, net	(228,877)	(170,380)	(31,046)	(430,303)	(79,764)	(510,067)
Other operating expenses	(261,793)	(114,182)	(61,096)	(437,071)	(8,876)	(445,947)
Underwriting income (loss)	$72,399	$196,926	$47,191	316,516	(152)	316,364

Net investment income				204,710	47,480	252,190
Net realized gains (losses)				(14,831)	(27,244)	(42,075)
Net impairment losses recognized in earnings				(12,780)	—	(12,780)
Equity in net income (loss) of investment funds accounted for using the equity method				19,938	—	19,938
Other income (loss)				52	—	52
Corporate expenses				(37,502)	—	(37,502)
Interest expense				(28,761)	(1,286)	(30,047)
Net foreign exchange gains (losses)				60,338	1,260	61,598
Income before income taxes				507,680	20,058	527,738
Income tax expense				(29,162)	—	(29,162)
Net income				478,518	20,058	498,576
Dividends attributable to redeemable noncontrolling interests				—	(14,239)	(14,239)
Amounts attributable to nonredeemable noncontrolling interests				—	(5,178)	(5,178)
Net income available to Arch				478,518	641	479,159
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$462,065	$641	$462,706

Underwriting Ratios
Loss ratio	63.5%	41.7%	21.0%	53.8%	69.5%	55.4%
Acquisition expense ratio	14.9%	20.9%	19.7%	17.1%	28.6%	18.3%
Other operating expense ratio	17.0%	14.0%	38.8%	17.4%	3.2%	16.0%
Combined ratio	95.4%	76.6%	79.5%	88.3%	101.3%	89.7%

Net premiums written to gross premiums written	70.4%	72.5%	88.5%	72.1%	95.4%	80.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Gross premiums written	$758,934	$762,043	$798,553	$680,617	$752,438	$2,319,530	$2,263,401
Premiums ceded	(217,446)	(246,875)	(248,789)	(229,011)	(209,443)	(713,110)	(669,336)
Net premiums written	541,488	515,168	549,764	451,606	542,995	1,606,420	1,594,065
Change in unearned premiums	(22,410)	12,482	(36,675)	52,919	(20,451)	(46,603)	(53,782)
Net premiums earned	519,078	527,650	513,089	504,525	522,544	1,559,817	1,540,283
Other underwriting income	—	—	—	526	519	—	1,467
Losses and loss adjustment expenses	(332,845)	(354,633)	(323,609)	(313,966)	(339,859)	(1,011,087)	(978,681)
Acquisition expenses, net	(77,148)	(77,317)	(74,354)	(70,440)	(77,076)	(228,819)	(228,877)
Other operating expenses	(87,517)	(92,371)	(85,861)	(92,623)	(84,620)	(265,749)	(261,793)
Underwriting income	$21,568	$3,329	$29,265	$28,022	$21,508	$54,162	$72,399

Underwriting Ratios
Loss ratio	64.1%	67.2%	63.1%	62.2%	65.0%	64.8%	63.5%
Acquisition expense ratio	14.9%	14.7%	14.5%	14.0%	14.8%	14.7%	14.9%
Other operating expense ratio	16.9%	17.5%	16.7%	18.4%	16.2%	17.0%	17.0%
Combined ratio	95.9%	99.4%	94.3%	94.6%	96.0%	96.5%	95.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.3%	3.9%	0.1%	0.4%	1.6%	1.5%	1.2%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(2.3)%	(0.8)%	(0.8)%	(2.1)%	(1.4)%	(1.3)%	(1.9)%
Combined ratio excluding catastrophic activity and prior year development (1)	97.9%	96.3%	95.0%	96.3%	95.8%	96.3%	96.1%

Net premiums written to gross premiums written	71.3%	67.6%	68.8%	66.4%	72.2%	69.3%	70.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2016		2016		2016		2015		2015		2016		2015
Net premiums written
Professional lines (1)	$119,198	22.0%	$107,519	20.9%	$109,467	19.9%	$104,183	23.1%	$118,563	21.8%	$336,184	20.9%	$329,841	20.7%
Programs	91,165	16.8%	75,420	14.6%	89,784	16.3%	78,753	17.4%	120,028	22.1%	256,369	16.0%	344,404	21.6%
Construction and national accounts	65,105	12.0%	85,260	16.5%	104,474	19.0%	65,544	14.5%	60,320	11.1%	254,839	15.9%	233,919	14.7%
Travel, accident and health	63,453	11.7%	54,456	10.6%	57,263	10.4%	36,418	8.1%	49,386	9.1%	175,172	10.9%	123,714	7.8%
Excess and surplus casualty (2)	54,075	10.0%	60,412	11.7%	53,657	9.8%	50,345	11.1%	51,170	9.4%	168,144	10.5%	154,511	9.7%
Property, energy, marine and aviation	42,092	7.8%	50,194	9.7%	49,975	9.1%	30,668	6.8%	51,802	9.5%	142,261	8.9%	172,518	10.8%
Lenders products	28,633	5.3%	25,254	4.9%	24,784	4.5%	30,877	6.8%	29,212	5.4%	78,671	4.9%	76,039	4.8%
Other (3)	77,767	14.4%	56,653	11.0%	60,360	11.0%	54,818	12.1%	62,514	11.5%	194,780	12.1%	159,119	10.0%
Total	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$1,606,420	100.0%	$1,594,065	100.0%

Client location
United States	$446,403	82.4%	$436,958	84.8%	$450,028	81.9%	$381,498	84.5%	$447,456	82.4%	$1,333,389	83.0%	$1,329,420	83.4%
Europe	38,432	7.1%	34,318	6.7%	65,085	11.8%	41,337	9.2%	47,640	8.8%	137,835	8.6%	145,683	9.1%
Asia and Pacific	28,507	5.3%	22,855	4.4%	16,337	3.0%	14,391	3.2%	24,264	4.5%	67,699	4.2%	50,247	3.2%
Other	28,146	5.2%	21,037	4.1%	18,314	3.3%	14,380	3.2%	23,635	4.4%	67,497	4.2%	68,715	4.3%
Total	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$1,606,420	100.0%	$1,594,065	100.0%

Underwriting location
United States	$442,422	81.7%	$423,465	82.2%	$446,200	81.2%	$369,805	81.9%	$443,367	81.7%	$1,312,087	81.7%	$1,304,062	81.8%
Europe	85,279	15.7%	74,373	14.4%	94,095	17.1%	67,636	15.0%	87,043	16.0%	253,747	15.8%	250,362	15.7%
Other	13,787	2.5%	17,330	3.4%	9,469	1.7%	14,165	3.1%	12,585	2.3%	40,586	2.5%	39,641	2.5%
Total	$541,488	100.0%	$515,168	100.0%	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$1,606,420	100.0%	$1,594,065	100.0%

Net premiums earned
Professional lines (1)	$110,614	21.3%	$108,556	20.6%	$104,944	20.5%	$103,393	20.5%	$106,283	20.3%	$324,114	20.8%	$321,575	20.9%
Programs	84,889	16.4%	90,595	17.2%	98,501	19.2%	102,104	20.2%	115,502	22.1%	273,985	17.6%	344,408	22.4%
Construction and national accounts	80,090	15.4%	84,414	16.0%	77,043	15.0%	77,762	15.4%	75,256	14.4%	241,547	15.5%	219,066	14.2%
Travel, accident and health	57,097	11.0%	59,821	11.3%	47,545	9.3%	39,949	7.9%	39,918	7.6%	164,463	10.5%	113,629	7.4%
Excess and surplus casualty (2)	54,687	10.5%	57,155	10.8%	54,965	10.7%	50,669	10.0%	53,366	10.2%	166,807	10.7%	157,422	10.2%
Property, energy, marine and aviation	45,304	8.7%	47,076	8.9%	49,037	9.6%	52,115	10.3%	55,106	10.5%	141,417	9.1%	164,012	10.6%
Lenders products	25,090	4.8%	23,007	4.4%	24,402	4.8%	22,832	4.5%	23,956	4.6%	72,499	4.6%	68,074	4.4%
Other (3)	61,307	11.8%	57,026	10.8%	56,652	11.0%	55,701	11.0%	53,157	10.2%	174,985	11.2%	152,097	9.9%
Total	$519,078	100.0%	$527,650	100.0%	$513,089	100.0%	$504,525	100.0%	$522,544	100.0%	$1,559,817	100.0%	$1,540,283	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Gross premiums written	$324,361	$412,053	$481,390	$262,482	$329,327	$1,217,804	$1,156,540
Premiums ceded	(89,551)	(119,951)	(160,566)	(62,417)	(92,182)	(370,068)	(318,197)
Net premiums written	234,810	292,102	320,824	200,065	237,145	847,736	838,343
Change in unearned premiums	17,117	(846)	(59,616)	62,957	23,286	(43,345)	(24,230)
Net premiums earned	251,927	291,256	261,208	263,022	260,431	804,391	814,113
Other underwriting income	2,216	20,118	325	3,736	2,783	22,659	6,870
Losses and loss adjustment expenses	(105,924)	(146,091)	(111,598)	(100,855)	(115,780)	(363,613)	(339,495)
Acquisition expenses, net	(50,217)	(55,796)	(54,787)	(53,252)	(55,416)	(160,800)	(170,380)
Other operating expenses	(35,589)	(37,115)	(36,455)	(41,629)	(37,131)	(109,159)	(114,182)
Underwriting income	$62,413	$72,372	$58,693	$71,022	$54,887	$193,478	$196,926

Underwriting Ratios
Loss ratio	42.0%	50.2%	42.7%	38.3%	44.5%	45.2%	41.7%
Acquisition expense ratio	19.9%	19.2%	21.0%	20.2%	21.3%	20.0%	20.9%
Other operating expense ratio	14.1%	12.7%	14.0%	15.8%	14.3%	13.6%	14.0%
Combined ratio	76.0%	82.1%	77.7%	74.3%	80.1%	78.8%	76.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	3.5%	5.4%	1.4%	5.3%	4.0%	3.5%	2.7%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(24.0)%	(21.7)%	(18.0)%	(21.1)%	(18.5)%	(21.2)%	(20.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.5%	98.4%	94.3%	90.1%	94.6%	96.5%	94.1%

Net premiums written to gross premiums written	72.4%	70.9%	66.6%	76.2%	72.0%	69.6%	72.5%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2016		2016		2016		2015		2015		2016		2015
Net premiums written
Other specialty (1)	$74,169	31.6%	$113,943	39.0%	$100,820	31.4%	$62,219	31.1%	$63,293	26.7%	$288,932	34.1%	$236,575	28.2%
Property excluding property catastrophe (2)	70,733	30.1%	69,831	23.9%	73,723	23.0%	61,126	30.6%	72,456	30.6%	214,287	25.3%	219,385	26.2%
Casualty (3)	59,242	25.2%	61,555	21.1%	126,483	39.4%	57,062	28.5%	63,395	26.7%	247,280	29.2%	246,031	29.3%
Property catastrophe	19,793	8.4%	41,771	14.3%	(2,295)	(0.7)%	8,765	4.4%	21,366	9.0%	59,269	7.0%	82,855	9.9%
Marine and aviation	5,435	2.3%	1,463	0.5%	17,540	5.5%	8,308	4.2%	12,221	5.2%	24,438	2.9%	42,526	5.1%
Other (4)	5,438	2.3%	3,539	1.2%	4,553	1.4%	2,585	1.3%	4,414	1.9%	13,530	1.6%	10,971	1.3%
Total	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$847,736	100.0%	$838,343	100.0%

Pro rata	$147,280	62.7%	$146,231	50.1%	$112,209	35.0%	$139,978	70.0%	$138,367	58.3%	$405,720	47.9%	$397,578	47.4%
Excess of loss	87,530	37.3%	145,871	49.9%	208,615	65.0%	60,087	30.0%	98,778	41.7%	442,016	52.1%	440,765	52.6%
Total	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$847,736	100.0%	$838,343	100.0%

Client location
United States	$112,007	47.7%	$126,449	43.3%	$134,506	41.9%	$70,187	35.1%	$128,830	54.3%	$372,962	44.0%	$400,297	47.7%
Europe	57,207	24.4%	90,688	31.0%	131,828	41.1%	60,301	30.1%	48,359	20.4%	279,723	33.0%	246,864	29.4%
Bermuda	14,416	6.1%	14,685	5.0%	20,765	6.5%	18,592	9.3%	15,544	6.6%	49,866	5.9%	62,296	7.4%
Asia and Pacific	28,794	12.3%	40,090	13.7%	16,710	5.2%	24,254	12.1%	31,492	13.3%	85,594	10.1%	70,355	8.4%
Other	22,386	9.5%	20,190	6.9%	17,015	5.3%	26,731	13.4%	12,920	5.4%	59,591	7.0%	58,531	7.0%
Total	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$847,736	100.0%	$838,343	100.0%

Underwriting location
Bermuda	$60,651	25.8%	$108,638	37.2%	$48,415	15.1%	$50,684	25.3%	$56,718	23.9%	$217,704	25.7%	$231,301	27.6%
United States	106,400	45.3%	100,436	34.4%	140,250	43.7%	81,450	40.7%	117,216	49.4%	347,086	40.9%	357,740	42.7%
Europe	59,497	25.3%	71,804	24.6%	122,738	38.3%	59,503	29.7%	53,717	22.7%	254,039	30.0%	239,287	28.5%
Other	8,262	3.5%	11,224	3.8%	9,421	2.9%	8,428	4.2%	9,494	4.0%	28,907	3.4%	10,015	1.2%
Total	$234,810	100.0%	$292,102	100.0%	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$847,736	100.0%	$838,343	100.0%

Net premiums earned
Other specialty (1)	$76,686	30.4%	$109,493	37.6%	$74,249	28.4%	$74,916	28.5%	$72,337	27.8%	$260,428	32.4%	$236,391	29.0%
Property excluding property catastrophe (2)	72,550	28.8%	65,487	22.5%	71,953	27.5%	73,856	28.1%	72,267	27.7%	209,990	26.1%	221,631	27.2%
Casualty (3)	69,414	27.6%	80,157	27.5%	76,053	29.1%	78,621	29.9%	75,061	28.8%	225,624	28.0%	231,628	28.5%
Property catastrophe	17,582	7.0%	19,823	6.8%	17,953	6.9%	21,945	8.3%	23,325	9.0%	55,358	6.9%	74,920	9.2%
Marine and aviation	10,336	4.1%	12,559	4.3%	17,878	6.8%	11,064	4.2%	13,708	5.3%	40,773	5.1%	39,744	4.9%
Other (4)	5,359	2.1%	3,737	1.3%	3,122	1.2%	2,620	1.0%	3,733	1.4%	12,218	1.5%	9,799	1.2%
Total	$251,927	100.0%	$291,256	100.0%	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$804,391	100.0%	$814,113	100.0%

Pro rata	$132,649	52.7%	$153,933	52.9%	$139,693	53.5%	$134,145	51.0%	$132,090	50.7%	$426,275	53.0%	$429,440	52.7%
Excess of loss	119,278	47.3%	137,323	47.1%	121,515	46.5%	128,877	49.0%	128,341	49.3%	378,116	47.0%	384,673	47.3%
Total	$251,927	100.0%	$291,256	100.0%	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$804,391	100.0%	$814,113	100.0%
(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (2)  Includes facultative business.
(3)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Gross premiums written	$131,726	$118,434	$111,280	$91,787	$74,657	$361,440	$203,770
Premiums ceded	(51,182)	(6,969)	(4,767)	(4,660)	(7,832)	(62,918)	(23,404)
Net premiums written	80,544	111,465	106,513	87,127	66,825	298,522	180,366
Change in unearned premiums	(3,582)	(44,953)	(44,748)	(30,391)	(12,277)	(93,283)	(22,992)
Net premiums earned	76,962	66,512	61,765	56,736	54,548	205,239	157,374
Other underwriting income (1)	4,740	4,137	3,793	3,461	3,565	12,670	14,969
Losses and loss adjustment expenses	(11,107)	(366)	(8,629)	(7,237)	(9,562)	(20,102)	(33,010)
Acquisition expenses, net	(7,757)	(8,523)	(8,385)	(14,030)	(10,428)	(24,665)	(31,046)
Other operating expenses	(25,416)	(23,991)	(24,615)	(21,274)	(21,048)	(74,022)	(61,096)
Underwriting income	$37,422	$37,769	$23,929	$17,656	$17,075	$99,120	$47,191

Underwriting Ratios
Loss ratio	14.4%	0.6%	14.0%	12.8%	17.5%	9.8%	21.0%
Acquisition expense ratio	10.1%	12.8%	13.6%	24.7%	19.1%	12.0%	19.7%
Other operating expense ratio	33.0%	36.1%	39.9%	37.5%	38.6%	36.1%	38.8%
Combined ratio	57.5%	49.5%	67.5%	75.0%	75.2%	57.9%	79.5%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(3.2)%	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(7.9)%	(5.0)%
Combined ratio excluding prior year development (2)	60.7%	66.1%	71.9%	83.1%	82.5%	65.8%	84.5%

Net premiums written to gross premiums written	61.1%	94.1%	95.7%	94.9%	89.5%	82.6%	88.5%

Net premiums written by client location
United States	$77,488	$66,261	$55,803	$51,724	$48,611	$199,552	$141,893
Other	3,056	45,204	50,710	35,403	18,214	98,970	38,473
Total	$80,544	$111,465	$106,513	$87,127	$66,825	$298,522	$180,366
United States %	96.2%	59.4%	52.4%	59.4%	72.7%	66.8%	78.7%
Other %	3.8%	40.6%	47.6%	40.6%	27.3%	33.2%	21.3%

Net premiums written by underwriting location
United States	$50,236	$42,442	$35,330	$33,474	$33,298	$128,008	$91,843
Other	30,308	69,023	71,183	53,653	33,527	170,514	88,523
Total	$80,544	$111,465	$106,513	$87,127	$66,825	$298,522	$180,366
United States %	62.4%	38.1%	33.2%	38.4%	49.8%	42.9%	50.9%
Other %	37.6%	61.9%	66.8%	61.6%	50.2%	57.1%	49.1%

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$40,258	34.7%	$33,367	30.7%	$28,433	30.9%	$27,101	35.5%
Mortgage reinsurance	22,071	19.0%	22,242	20.5%	22,393	24.3%	20,876	27.3%
Other (2)	53,826	46.3%	52,926	48.8%	41,172	44.8%	28,415	37.2%
Total	$116,155	100.0%	$108,535	100.0%	$91,998	100.0%	$76,392	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$10,168	68.6%	$8,396	64.8%	$7,165	62.5%	$6,826	63.9%
Mortgage reinsurance	2,557	17.2%	2,567	19.8%	2,661	23.2%	2,653	24.8%
Other (2)	2,104	14.2%	1,993	15.4%	1,636	14.3%	1,206	11.3%
Total	$14,829	100.0%	$12,956	100.0%	$11,462	100.0%	$10,685	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$5,817	57.2%	$4,766	56.8%	$3,995	55.8%	$3,763	55.1%
680-739	2,129	20.9%	2,779	33.1%	2,354	32.9%	2,237	32.8%
620-679	2,130	20.9%	753	9.0%	712	9.9%	717	10.5%
<620	92	0.9%	98	1.2%	104	1.5%	109	1.6%
Total	$10,168	100.0%	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%
Weighted average FICO score	742		741		739		738

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,221	12.0%	$1,135	13.5%	$1,052	14.7%	$1,050	15.4%
90.01% to 95.00%	5,430	53.4%	4,379	52.2%	3,677	51.3%	3,472	50.9%
85.01% to 90.00%	2,982	29.3%	2,438	29.0%	2,056	28.7%	1,942	28.5%
85.00% and below	535	5.3%	444	5.3%	380	5.3%	362	5.3%
Total	$10,168	100.0%	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%
Weighted average LTV	92.9%		92.9%		93.0%		93.0%

Total RIF by State:
California	$865	8.5%	$727	8.7%	$622	8.7%	$599	8.8%
Wisconsin	661	6.5%	620	7.4%	585	8.2%	581	8.5%
Texas	583	5.7%	469	5.6%	401	5.6%	380	5.6%
Florida	544	5.4%	422	5.0%	345	4.8%	327	4.8%
Massachusetts	434	4.3%	330	3.9%	262	3.7%	249	3.6%
Minnesota	388	3.8%	351	4.2%	319	4.5%	315	4.6%
Virginia	377	3.7%	300	3.6%	237	3.3%	218	3.2%
Illinois	348	3.4%	279	3.3%	218	3.0%	202	3.0%
Ohio	312	3.1%	260	3.1%	212	3.0%	203	3.0%
Washington	302	3.0%	279	3.3%	261	3.6%	259	3.8%
Others	5,354	52.7%	4,359	51.9%	3,703	51.7%	3,493	51.2%
Total	$10,168	100.0%	$8,396	100.0%	$7,165	100.0%	$6,826	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.3%		25.2%		25.2%		25.2%
Analysts’ persistency (4)	75.4%		75.6%		74.2%		75.6%
Risk-to-capital ratio (5)	15.3:1		12.4:1		11.1:1		10.5:1

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.     (2)    Includes GSE credit risk-sharing transactions and international insurance business.

(3)	The aggregate dollar amount of each insured mortgage loan’s current principal balance (4) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

multiplied by the insurance coverage percentage specified in the policy for insurance policies	(5) Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.	calculated for Arch MI U.S. only (estimate for September 30, 2016).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Nine Months Ended
	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2016
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$8,753		$6,420		$2,906		$2,575		$18,079

Total NIW by credit quality (FICO score):
>=740	$5,188	59.3%	$3,950	61.5%	$1,808	62.2%	$1,543	59.9%	$10,946	60.5%
680-739	2,560	29.2%	2,162	33.7%	959	33.0%	842	32.7%	5,681	31.4%
620-679	1,005	11.5%	307	4.8%	139	4.8%	190	7.4%	1,451	8.0%
<620	—	—%	1	—%	—	—%	—	—%	1	—%
Total	$8,753	100.0%	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$18,079	100.0%

Total NIW by LTV:
95.01% and above	$507	5.8%	$551	8.6%	$175	6.0%	$164	6.4%	$1,233	6.8%
90.01% to 95.00%	4,261	48.7%	2,983	46.5%	1,233	42.4%	1,164	45.2%	8,477	46.9%
85.01% to 90.00%	2,883	32.9%	2,078	32.4%	1,021	35.1%	856	33.2%	5,982	33.1%
85.01% and below	1,102	12.6%	808	12.6%	477	16.4%	391	15.2%	2,387	13.2%
Total	$8,753	100.0%	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$18,079	100.0%

Total NIW purchase vs. refinance:
Purchase	$7,264	83.0%	$5,309	82.7%	$2,055	70.7%	$1,923	74.7%	$14,628	80.9%
Refinance	1,489	17.0%	1,111	17.3%	851	29.3%	652	25.3%	3,451	19.1%
Total	$8,753	100.0%	$6,420	100.0%	$2,906	100.0%	$2,575	100.0%	$18,079	100.0%

Ending number of policies in force (PIF)	199,661		172,666		153,984		148,943

Rollforward of insured loans in default:
Beginning delinquent number of loans	2,245		2,325		2,702		2,757		2,702
Plus: new notices	1,251		1,033		1,048		1,134		3,332
Less: cures	(925)		(919)		(1,206)		(987)		(3,050)
Less: paid claims	(151)		(193)		(222)		(205)		(566)
Less: delinquent rescissions and denials	3		(1)		3		3		5
Ending delinquent number of loans	2,423		2,245		2,325		2,702		2,423

Ending percentage of loans in default	1.2%		1.3%		1.5%		1.8%

Losses:
Number of claims paid	151		193		222		205		566
Total paid claims (in thousands)	$5,513		$7,744		$9,168		$8,093		$22,425
Average per claim (in thousands)	$36.5		$40.1		$41.3		$39.5		$39.6
Severity (2)	90.4%		94.8%		93.9%		96.2%		93.4%

Average reserve per default (in thousands)	$25.2		$27.8		$32.1		$29.1

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$407,352	$484,033	$391,543	$445,914	$467,855	$1,282,928	$1,365,542
Change in unpaid losses and loss adjustment expenses	42,524	17,057	52,293	(23,856)	(2,654)	111,874	(14,356)
Total losses and loss adjustment expenses	$449,876	$501,090	$443,836	$422,058	$465,201	$1,394,802	$1,351,186

Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(12,043)	$(4,133)	$(4,177)	$(10,561)	$(7,572)	$(20,353)	$(29,694)
Reinsurance	(60,374)	(63,187)	(46,943)	(55,411)	(48,075)	(170,504)	(164,156)
Mortgage	(2,498)	(11,066)	(2,735)	(4,579)	(3,965)	(16,299)	(7,885)
Total	$(74,915)	$(78,386)	$(53,855)	$(70,551)	$(59,612)	$(207,156)	$(201,735)
Impact on losses and loss adjustment expenses:
Insurance	$(13,716)	$(4,905)	$(6,150)	$(10,030)	$(9,867)	$(24,771)	$(37,216)
Reinsurance	(59,481)	(69,836)	(47,364)	(59,091)	(49,941)	(176,681)	(165,750)
Mortgage	(2,498)	(11,066)	(2,735)	(4,579)	(3,975)	(16,299)	(7,715)
Total	$(75,695)	$(85,807)	$(56,249)	$(73,700)	$(63,783)	$(217,751)	$(210,681)
Impact on acquisition expenses:
Insurance	$1,673	$772	$1,973	$(531)	$2,295	$4,418	$7,522
Reinsurance	(893)	6,649	421	3,680	1,866	6,177	1,594
Mortgage	—	—	—	—	10	—	(170)
Total	$780	$7,421	$2,394	$3,149	$4,171	$10,595	$8,946
Impact on combined ratio:
Insurance	(2.3)%	(0.8)%	(0.8)%	(2.1)%	(1.4)%	(1.3)%	(1.9)%
Reinsurance	(24.0)%	(21.7)%	(18.0)%	(21.1)%	(18.5)%	(21.2)%	(20.2)%
Mortgage	(3.2)%	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(7.9)%	(5.0)%
Total	(8.8)%	(8.9)%	(6.4)%	(8.6)%	(7.1)%	(8.1)%	(8.0)%
Impact on loss ratio:
Insurance	(2.6)%	(0.9)%	(1.2)%	(2.0)%	(1.9)%	(1.6)%	(2.4)%
Reinsurance	(23.6)%	(24.0)%	(18.1)%	(22.5)%	(19.2)%	(22.0)%	(20.4)%
Mortgage	(3.2)%	(16.6)%	(4.4)%	(8.1)%	(7.3)%	(7.9)%	(4.9)%
Total	(8.9)%	(9.7)%	(6.7)%	(8.9)%	(7.6)%	(8.5)%	(8.4)%
Impact on acquisition expense ratio:
Insurance	0.3%	0.1%	0.4%	(0.1)%	0.5%	0.3%	0.5%
Reinsurance	(0.4)%	2.3%	0.1%	1.4%	0.7%	0.8%	0.2%
Mortgage	—%	—%	—%	—%	—%	—%	(0.1)%
Total	0.1%	0.8%	0.3%	0.3%	0.5%	0.4%	0.4%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$1,774	$20,592	$428	$1,888	$8,545	$22,794	$17,745
Reinsurance	8,931	15,705	3,774	13,972	10,302	28,410	21,574
Total	$10,705	$36,297	$4,202	$15,860	$18,847	$51,204	$39,319
Impact on combined ratio:
Insurance	0.3%	3.9%	0.1%	0.4%	1.6%	1.5%	1.2%
Reinsurance	3.5%	5.4%	1.4%	5.3%	4.0%	3.5%	2.7%
Total	1.3%	4.1%	0.5%	1.9%	2.3%	2.0%	1.6%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year, net of reinsurance and reinstatement premiums. Amounts shown for the insurance segment are for named catastrophic events only. Amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2016		2016		2016		2015		2015
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$11,026,929	68.7%	$11,050,464	72.8%	$10,645,257	71.2%	$10,459,353	71.4%	$10,560,635	71.7%
Fixed maturities, at fair value (3)	423,733	2.6%	377,482	2.5%	371,298	2.5%	367,780	2.5%	341,131	2.3%
Fixed maturities pledged under securities lending agreements, at fair value	442,099	2.8%	319,672	2.1%	558,603	3.7%	373,304	2.5%	285,632	1.9%
Total fixed maturities	11,892,761	74.1%	11,747,618	77.4%	11,575,158	77.4%	11,200,437	76.5%	11,187,398	75.9%
Short-term investments available for sale, at fair value	1,184,408	7.4%	853,531	5.6%	623,844	4.2%	587,904	4.0%	708,428	4.8%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	—	—%	6,000	—%	—	—%	—	—%
Cash	511,784	3.2%	442,066	2.9%	479,545	3.2%	444,776	3.0%	521,137	3.5%
Equity securities available for sale, at fair value	521,587	3.3%	490,815	3.2%	506,915	3.4%	618,405	4.2%	606,259	4.1%
Equity securities, at fair value (3)	27,644	0.2%	7,090	—%	437	—%	798	—%	78	—%
Equity securities pledged under securities lending agreements, at fair value	11,658	0.1%	11,101	0.1%	16,163	0.1%	10,777	0.1%	—	—%
Other investments available for sale, at fair value	168,243	1.0%	182,957	1.2%	195,079	1.3%	300,476	2.1%	281,014	1.9%
Other investments, at fair value (3)	1,065,853	6.6%	1,003,621	6.6%	1,010,450	6.8%	908,809	6.2%	891,484	6.1%
Investments accounted for using the equity method (4)	797,542	5.0%	685,766	4.5%	628,832	4.2%	592,973	4.0%	589,277	4.0%
Securities transactions entered into but not settled at the balance sheet date	(138,760)	(0.9)%	(246,257)	(1.6)%	(88,129)	(0.6)%	(20,524)	(0.1)%	(51,343)	(0.3)%
Total investable assets managed by the Company	$16,042,720	100.0%	$15,178,308	100.0%	$14,954,294	100.0%	$14,644,831	100.0%	$14,733,732	100.0%

Average effective duration (in years)	3.31		3.85		3.56		3.43		3.42
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.78%		1.92%		2.07%		2.16%		2.10%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Investable assets in ‘other’ segment:
Cash	$67,032	$74,525	$78,416	$108,550	$128,642
Investments accounted for using the fair value option	1,872,343	1,677,836	1,757,147	1,617,107	1,550,472
Securities sold but not yet purchased	(52,195)	(54,668)	(48,279)	(30,583)	(25,384)
Securities transactions entered into but not settled at the balance sheet date	(50,169)	5,738	(77,422)	1,033	(60,207)
Total investable assets included in ‘other’ segment	$1,837,011	$1,703,431	$1,709,862	$1,696,107	$1,593,523

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Composition of net investment income (1):
Fixed maturities	$58,542	$64,365	$59,001	$58,942	$58,888	$181,908	$182,447
Term loan investments (2)	6,397	5,669	4,858	5,639	4,810	16,924	13,651
Equity securities (dividends)	3,633	3,984	3,756	5,111	3,807	11,373	9,228
Short-term investments	823	618	458	121	75	1,899	453
Other (3)	8,706	8,152	13,672	8,259	10,253	30,530	33,462
Gross investment income	78,101	82,788	81,745	78,072	77,833	242,634	239,241
Investment expenses	(11,819)	(12,391)	(11,336)	(11,102)	(10,582)	(35,546)	(34,531)
Net investment income	$66,282	$70,397	$70,409	$66,970	$67,251	$207,088	$204,710
Per share	$0.53	$0.57	$0.57	$0.53	$0.54	$1.66	$1.62

Investment income yield, at amortized cost (1) (4):
Pre-tax	1.81%	2.08%	2.13%	2.02%	2.04%	1.95%	2.06%
After-tax	1.70%	1.91%	1.91%	1.82%	1.86%	1.79%	1.89%

Total return (1) (5):
Including effects of foreign exchange	0.88%	1.27%	1.82%	(0.33)%	(0.31)%	4.03%	0.76%
Excluding effects of foreign exchange	0.91%	1.63%	1.48%	(0.10)%	0.04%	4.07%	1.73%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

(3)	Includes income on other investments, funds held balances, cash balances and other.

(4)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(5)
Includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains or losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At September 30, 2016
Corporates	$3,138,744	$53,698	$(12,945)	$40,753	$3,097,991	101.3%	26.4%
Non-U.S. government-backed corporates	111,677	1,203	(1,352)	(149)	111,826	99.9%	0.9%
U.S. government and government agencies	3,014,830	17,195	(1,745)	15,450	2,999,380	100.5%	25.4%
Agency mortgage-backed securities	499,022	5,209	(1,178)	4,031	494,991	100.8%	4.2%
Non-agency mortgage-backed securities	78,075	6,507	(340)	6,167	71,908	108.6%	0.7%
Agency commercial mortgage-backed securities	65,486	477	(246)	231	65,255	100.4%	0.6%
Non-agency commercial mortgage-backed securities	552,749	8,740	(769)	7,971	544,778	101.5%	4.6%
Municipal bonds	1,893,728	36,567	(1,743)	34,824	1,858,904	101.9%	15.9%
Non-U.S. government securities	1,297,281	45,372	(33,218)	12,154	1,285,127	100.9%	10.9%
Asset-backed securities	1,241,169	11,463	(2,068)	9,395	1,231,774	100.8%	10.4%
Total	$11,892,761	$186,431	$(55,604)	$130,827	$11,761,934	101.1%	100.0%

At December 31, 2015
Corporates	$2,881,952	$15,033	$(57,050)	$(42,017)	$2,923,969	98.6%	25.7%
Non-U.S. government-backed corporates	78,742	945	(3,458)	(2,513)	81,255	96.9%	0.7%
U.S. government and government agencies	2,423,455	6,228	(9,978)	(3,750)	2,427,205	99.8%	21.6%
Agency mortgage-backed securities	562,162	1,925	(3,612)	(1,687)	563,849	99.7%	5.0%
Non-agency mortgage-backed securities	250,395	7,947	(1,722)	6,225	244,170	102.5%	2.2%
Agency commercial mortgage-backed securities	75,252	239	(278)	(39)	75,291	99.9%	0.7%
Non-agency commercial mortgage-backed securities	688,900	3,030	(6,700)	(3,670)	692,570	99.5%	6.2%
Municipal bonds	1,626,281	27,014	(1,534)	25,480	1,600,801	101.6%	14.5%
Non-U.S. government securities	992,792	10,414	(39,122)	(28,708)	1,021,500	97.2%	8.9%
Asset-backed securities	1,620,506	3,307	(12,951)	(9,644)	1,630,150	99.4%	14.5%
Total	$11,200,437	$76,082	$(136,405)	$(60,323)	$11,260,760	99.5%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2016		2016		2016		2015		2015
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,579,338	30.1%	$3,364,709	28.6%	$3,611,793	31.2%	$3,060,869	27.3%	$2,997,450	26.8%
AAA	3,383,665	28.5%	3,421,385	29.1%	3,797,393	32.8%	4,000,750	35.7%	3,815,981	34.1%
AA	2,137,615	18.0%	2,255,666	19.2%	1,524,692	13.2%	1,651,760	14.7%	1,978,961	17.7%
A	1,581,646	13.3%	1,541,075	13.1%	1,512,085	13.1%	1,431,138	12.8%	1,474,976	13.2%
BBB	470,613	4.0%	525,084	4.5%	484,968	4.2%	457,251	4.1%	335,514	3.0%
BB	277,589	2.3%	232,859	2.0%	233,348	2.0%	203,426	1.8%	195,888	1.8%
B	163,327	1.4%	151,549	1.3%	164,744	1.4%	138,770	1.2%	137,324	1.2%
Lower than B	101,602	0.9%	96,726	0.8%	100,441	0.9%	130,545	1.2%	132,107	1.2%
Not rated	197,366	1.7%	158,565	1.3%	145,694	1.3%	125,928	1.1%	119,197	1.1%
Total fixed maturities, at fair value	$11,892,761	100.0%	$11,747,618	100.0%	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$308,548	2.6%	$272,242	2.3%	$295,627	2.6%	$357,343	3.2%	$349,574	3.1%
Due after one year through five years	5,484,120	46.1%	5,225,233	44.5%	5,391,177	46.6%	4,790,737	42.8%	4,639,733	41.5%
Due after five years through ten years	2,873,200	24.2%	2,907,672	24.8%	2,561,411	22.1%	2,318,165	20.7%	2,677,172	23.9%
Due after 10 years	790,392	6.6%	677,863	5.8%	642,505	5.6%	536,977	4.8%	468,086	4.2%
	9,456,260	79.5%	9,083,010	77.3%	8,890,720	76.8%	8,003,222	71.5%	8,134,565	72.7%
Mortgage-backed securities	577,097	4.9%	674,451	5.7%	714,001	6.2%	812,557	7.3%	869,311	7.8%
Commercial mortgage-backed securities	618,235	5.2%	624,391	5.3%	577,853	5.0%	764,152	6.8%	810,973	7.2%
Asset-backed securities	1,241,169	10.4%	1,365,766	11.6%	1,392,584	12.0%	1,620,506	14.5%	1,372,549	12.3%
Total fixed maturities, at fair value	$11,892,761	100.0%	$11,747,618	100.0%	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities (1):

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2016		2016		2016		2015		2015
Sector:
Industrials	$1,632,898	52.0%	$1,634,205	52.4%	$1,594,202	52.4%	$1,508,734	52.4%	$1,601,879	55.3%
Financials	1,056,883	33.7%	1,025,714	32.9%	966,692	31.8%	997,189	34.6%	933,181	32.2%
Utilities	178,199	5.7%	225,403	7.2%	207,371	6.8%	180,405	6.3%	147,777	5.1%
Covered bonds	168,133	5.4%	154,194	4.9%	171,101	5.6%	163,739	5.7%	162,139	5.6%
All other (2)	102,631	3.3%	78,331	2.5%	104,026	3.4%	31,885	1.1%	52,113	1.8%
Total fixed maturities, at fair value	$3,138,744	100.0%	$3,117,847	100.0%	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%

Credit quality distribution (3):
AAA	$344,432	11.0%	$291,686	9.4%	$393,737	12.9%	$358,305	12.4%	$416,453	14.4%
AA	775,662	24.7%	832,197	26.7%	702,772	23.1%	735,432	25.5%	778,614	26.9%
A	1,190,790	37.9%	1,134,859	36.4%	1,138,261	37.4%	1,064,965	37.0%	1,109,506	38.3%
BBB	348,405	11.1%	420,279	13.5%	377,529	12.4%	359,903	12.5%	243,870	8.4%
BB	195,010	6.2%	184,652	5.9%	174,657	5.7%	154,050	5.3%	150,066	5.2%
B	138,323	4.4%	134,024	4.3%	147,395	4.8%	123,534	4.3%	120,056	4.1%
Lower than B	28,228	0.9%	20,416	0.7%	17,657	0.6%	11,844	0.4%	9,234	0.3%
Not rated	117,894	3.8%	99,734	3.2%	91,384	3.0%	73,919	2.6%	69,290	2.4%
Total fixed maturities, at fair value	$3,138,744	100.0%	$3,117,847	100.0%	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2016, excluding government-backed securities and covered bonds (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Microsoft Corporation	$78,481	2.5%	0.5%	AAA/Aaa
Oracle Corporation	70,545	2.2%	0.4%	AA-/A1
JPMorgan Chase & Co	66,728	2.1%	0.4%	A-/A3
Siemens AG	64,642	2.1%	0.4%	A+/A1
Bank of New York Mellon Corp.	61,648	2.0%	0.4%	A/A1
Wells Fargo & Company	58,658	1.9%	0.4%	A+/Aa3
Royal Dutch Shell PLC	58,424	1.9%	0.4%	A/Aa2
MassMutual Global Funding II	48,999	1.6%	0.3%	AA+/Aa2
Coca-Cola Co	48,803	1.6%	0.3%	AA-/Aa3
Apple Inc.	48,491	1.5%	0.3%	AA+/Aa1
Total	$605,419	19.3%	3.8%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2016, excluding amounts guaranteed by U.S. government agencies (1):

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (2)
Non-agency MBS:	2004-2008	$59,493	CC-	$65,431	110.0%	0.4%	Wtd. average loan age (months)	112	32
	2009	444	AA	452	101.8%	—%	Wtd. average life (months) (3)	41	80
	2010	1,063	NR	1,281	120.5%	—%	Wtd. average loan-to-value % (4)	57.5%	54.1%
	2014	1,642	NR	1,626	99.0%	—%	Total delinquencies (5)	16.4%	0.7%
	2015	3,168	D	3,160	99.7%	—%	Current credit support % (6)	3.8%	36.6%
	2016	6,098	C-	6,125	100.4%	—%
Total non-agency MBS		$71,908	C+	$78,075	108.6%	0.5%

Non-agency CMBS:	2002-2008	$27,012	A-	$27,141	100.5%	0.2%
	2009	531	A-	531	100.0%	—%
	2010	8,276	AAA	8,492	102.6%	0.1%
	2011	431	AAA	432	100.2%	—%
	2012	34,898	AAA	35,385	101.4%	0.2%
	2013	83,486	AA	85,987	103.0%	0.5%
	2014	121,901	AA+	124,030	101.7%	0.8%
	2015	111,950	AA+	113,347	101.2%	0.7%
	2016	156,293	AA+	157,404	100.7%	1.0%
Total non-agency CMBS		$544,778	AA+	$552,749	101.5%	3.4%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(3)
The weighted average life for MBS is based on the interest rates in effect at September 30, 2016. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(4)	The range of loan-to-values on MBS is 16% to 93%, while the range of loan-to-values on CMBS is 3% to 266%.

(5)	Total delinquencies includes 60 days and over.

(6)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at September 30, 2016 (1):

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
Sector:	Cost	Quality	Support	Total	Cost	Assets
Credit cards	$650,579	AAA	19%	$657,109	101.0%	4.1%
Autos	256,996	AAA	27%	258,244	100.5%	1.6%
Loans	140,373	A-	8%	140,631	100.2%	0.9%
Equipment	105,975	AA-	2%	105,786	99.8%	0.7%
Other (2)	77,851	A-	20%	79,399	102.0%	0.5%
Total ABS (3)	$1,231,774	AA+		$1,241,169	100.8%	7.7%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(3)
The effective duration of the total ABS was 2.1 years at September 30, 2016. The Company’s investment portfolio included sub-prime securities with a par value of $40.3 million and estimated fair value of $30.9 million and an average credit quality of “CCC/Caa3” from S&P/Moody’s at September 30, 2016. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at September 30, 2016 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$3,227	0.8%	—%
Term loan investments (2)	397,580	99.2%	2.5%
Total	$400,807	100.0%	2.5%

Currency:
U.S.-denominated	$267,090	66.6%	1.7%
Euro-denominated	133,717	33.4%	0.8%
Total	$400,807	100.0%	2.5%

Sector:
Consumer non-cyclical	$111,494	27.8%	0.7%
Consumer cyclical	95,648	23.9%	0.6%
Industrials	68,653	17.1%	0.4%
Basic materials	43,229	10.8%	0.3%
Media	28,362	7.1%	0.2%
Utilities	17,369	4.3%	0.1%
All other	36,052	9.0%	0.2%
Total	$400,807	100.0%	2.5%

Weighted average rating factor (Moody's)	B2

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at September 30, 2016 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans (4)	and Other	Total
Country (2):
Netherlands	$106,241	$20,537	$129,327	$6,506	$5,625	$268,236
Germany	74,122	—	39,040	28,879	4,098	146,139
France	15,198	616	42,203	3,839	14,468	76,324
Luxembourg	—	—	24,728	6,783	—	31,511
Belgium	6,965	—	8,683	—	—	15,648
Supranational (4)	8,875	—	—	—	—	8,875
Finland	—	—	—	—	6,541	6,541
Spain	—	—	—	2,228	4,274	6,502
Ireland	—	—	1,538	2,203	1,839	5,580
Italy	—	—	—	1,611	1,165	2,776
Austria	—	—	902	—	—	902
Greece	366	—	—	—	—	366
Total	$211,767	$21,153	$246,421	$52,049	$38,010	$569,400

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at September 30, 2016.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settled obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.

The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of our underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to our individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.

The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders on the capital held in its business, and compares the return generated by the Company’s investment portfolio against benchmark returns which it measures portfolio returns against during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income available to Arch common shareholders to after-tax operating income available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s approximate 11% ownership of Watford Re’s common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Net income available to Arch common shareholders	$247,388	$205,570	$149,314	$53,094	$74,549	$602,272	$462,706
Net realized (gains) losses	(99,159)	(43,935)	(32,464)	90,856	57,472	(175,558)	17,834
Net impairment losses recognized in earnings	3,867	5,343	7,639	7,336	5,868	16,849	12,780
Equity in net (income) loss of investment funds accounted for using the equity method	(16,662)	(8,737)	(6,655)	(5,517)	2,118	(32,054)	(19,939)
Net foreign exchange (gains) losses	4,054	(22,703)	22,209	(2,533)	(15,904)	3,560	(60,478)
Income tax expense	2,970	5,036	5,699	363	1,695	13,705	8,697
After-tax operating income available to Arch common shareholders	$142,458	$140,574	$145,742	$143,599	$125,798	$428,774	$421,600

Diluted per common share results:
Net income available to Arch common shareholders	$1.98	$1.65	$1.20	$0.42	$0.60	$4.84	$3.66
Net realized (gains) losses	(0.79)	(0.35)	(0.26)	0.73	0.46	(1.41)	0.14
Net impairment losses recognized in earnings	0.03	0.04	0.06	0.06	0.05	0.14	0.10
Equity in net (income) loss of investment funds accounted for using the equity method	(0.13)	(0.07)	(0.05)	(0.04)	0.02	(0.27)	(0.15)
Net foreign exchange (gains) losses	0.03	(0.18)	0.18	(0.02)	(0.13)	0.03	(0.48)
Income tax expense	0.02	0.04	0.04	—	0.01	0.11	0.07
After-tax operating available to Arch common shareholders	$1.14	$1.13	$1.17	$1.15	$1.01	$3.44	$3.34

Weighted average common shares and common share equivalents outstanding — diluted	124,931,653	124,365,596	124,496,496	125,311,942	125,011,773	124,528,174	126,354,759

Beginning common shareholders’ equity	$6,378,922	$6,088,587	$5,879,881	$5,837,815	$5,812,515	$5,879,881	$5,805,053
Ending common shareholders’ equity	6,577,322	6,378,922	6,088,587	5,879,881	5,837,815	6,577,322	5,837,815
Average common shareholders’ equity	$6,478,122	$6,233,755	$5,984,234	$5,858,848	$5,825,165	$6,228,602	$5,821,434

Annualized return on average common equity	15.3%	13.2%	10.0%	3.6%	5.1%	12.9%	10.6%
Annualized operating return on average common equity	8.8%	9.0%	9.7%	9.8%	8.6%	9.2%	9.7%

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income before income taxes to after-tax operating income available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Arch Operating Income Components (1):
Income before income taxes	$260,385	$221,010	$169,098	$74,384	$92,293	$650,493	$507,680
Net realized (gains) losses	(95,946)	(40,927)	(31,862)	84,302	53,480	(168,735)	14,831
Net impairment losses recognized in earnings	3,867	5,343	7,639	7,336	5,868	16,849	12,780
Equity in net (income) loss of investment funds accounted for using the equity method	(16,662)	(8,737)	(6,655)	(5,517)	2,118	(32,054)	(19,938)
Net foreign exchange (gains) losses	4,232	(22,461)	22,041	(2,286)	(16,056)	3,812	(60,338)
Pre-tax operating income	155,876	154,228	160,261	158,219	137,703	470,365	455,015
Arch share of ‘other’ segment operating income (2)	2,324	927	1,576	1,953	1,588	4,827	3,505
Pre-tax operating income available to Arch (b)	158,200	155,155	161,837	160,172	139,291	475,192	458,520
Income tax expense (a)	(10,258)	(9,096)	(10,611)	(11,088)	(8,009)	(29,965)	(20,467)
After-tax operating income available to Arch	147,942	146,059	151,226	149,084	131,282	445,227	438,053
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
After-tax operating income available to Arch common shareholders	$142,458	$140,574	$145,742	$143,599	$125,798	$428,774	$421,600

Effective tax rate on pre-tax operating income available to Arch (a)/(b)	6.5%	5.9%	6.6%	6.9%	5.7%	6.3%	4.5%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Balances in ‘other’ segment:
Underwriting income (loss)	$1,379	$(1,724)	$(944)	$(3,557)	$1,309	$(1,289)	$(152)
Net investment income	27,336	17,941	23,326	28,930	18,982	68,603	47,480
Interest expense	(3,019)	(3,231)	(3,480)	(3,070)	(1,286)	(9,730)	(1,286)
Preferred dividends	(4,588)	(4,586)	(4,587)	(4,589)	(4,588)	(13,761)	(14,239)
Pre-tax operating income (loss) available to common shareholders	21,108	8,400	14,315	17,714	14,417	43,823	31,803
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$2,324	$927	$1,576	$1,953	$1,588	$4,827	$3,505

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$296,936	$296,915	$296,895	$296,874	$296,854
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,501	494,477	494,454	494,432	494,410
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,437	$891,392	$891,349	$891,306	$891,264

Shareholders’ equity available to Arch:
Series C non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Series E non-cumulative preferred shares (5.25%)	450,000	—	—	—	—
Common shareholders’ equity (a)	6,577,322	6,378,922	6,088,587	5,879,881	5,837,815
Total shareholders’ equity available to Arch	$7,352,322	$6,703,922	$6,413,587	$6,204,881	$6,162,815

Total capital available to Arch	$8,243,759	$7,595,314	$7,304,936	$7,096,187	$7,054,079

Common shares outstanding, net of treasury shares (b)	122,675,197	122,572,260	122,093,596	122,627,783	122,438,554

Book value per common share (3) (a)/(b)	$53.62	$52.04	$49.87	$47.95	$47.68

Leverage ratios:
Senior notes/total capital available to Arch	9.6%	10.4%	10.8%	11.2%	11.2%
Revolving credit agreement borrowings/total capital available to Arch	1.2%	1.3%	1.4%	1.4%	1.4%
Debt/total capital available to Arch	10.8%	11.7%	12.2%	12.6%	12.6%
Preferred/total capital available to Arch	9.4%	4.3%	4.4%	4.6%	4.6%
Debt and preferred/total capital available to Arch	20.2%	16.0%	16.7%	17.1%	17.2%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended							Cumulative
	September 30,	June 30,	March 31,		December 31,	September 30,		September 30,
	2016	2016	2016		2015	2015		2016
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$75,256		$—	$3,506		$3,682,661
Shares repurchased	—	—	1,140,137		—	52,402		125,223,844
Average price per share repurchased	$—	$—	$66.01		$—	$66.91		$29.41

Average book value per common share (1)	$52.83	$50.96	$48.91		$47.82	$47.59
Average repurchase price-to-book multiple	—	—	1.35	x	—	1.41	x

Remaining share repurchase authorization (2)	$446,501

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016.

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